                     Supplement Dated June 29, 1998 to the
                       Prospectus Dated August 27, 1997
                                  __________

                        NUVEEN FLAGSHIP MUNICIPAL TRUST
                          Nuveen Municipal Bond Fund
                      Nuveen Insured Municipal Bond Fund
               Nuveen Flagship All-American Municipal Bond Fund
               Nuveen Flagship Intermediate Municipal Bond Fund
               Nuveen Flagship Limited Term Municipal Bond Fund
                                  __________

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective June 29, 1998, for the Nuveen Flagship Intermediate Municipal Bond Fund and the Nuveen Flagship Limited Term Municipal Bond Fund of Nuveen Flagship Municipal Trust, footnote 1 to the Class A Sales Charges and Commissions table on page 15 of the prospectus will be changed to read as follows:

(1) Nuveen pays Authorized Dealers a commission equal to the sum of 1% (0.75% and 0.50%, respectively, for Intermediate and Limited Term Funds) of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% (0.50% for Intermediate Funds) of any amount over $5 million. Unless the Authorized Dealer waived the commission, you may be assessed a contingent deferred sales charge
(CDSC) of 1% (0.75% and 0.50%, respectively, for Intermediate and Limited Term Funds) if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

Other references to the CDSC on redemptions of $1 million purchases of Class A Shares of the above-referenced funds elsewhere in the prospectus are similarly amended.



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                        SUPPLEMENT DATED JUNE 29, 1998
                  TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED AUGUST 27, 1997

                                 _____________

                        NUVEEN FLAGSHIP MUNICIPAL TRUST
                          Nuveen Municipal Bond Fund
                           Nuveen Insured Bond Fund
               Nuveen Flagship All-American Municipal Bond Fund
                    Nuveen Flagship Intermediate Bond Fund
               Nuveen Flagship Limited Term Municipal Bond Fund

                                 _____________

This supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be read in conjunction with the Statement of Additional Information.

Effective June 29, 1998, the following are changes to the Statement of Additional Information relating to the purchase of shares of the Funds:

     1. The minimum purchase amount described on page S-44 for Class R shares of a Fund has been increased from $1 million to $2.5 million.

     2. For purposes of rights of accumulation described on page S-42, an investor may also include the value on the purchase date of previously purchased shares of Nuveen exchange-traded funds to determine the appropriate volume discount for purchases of Class A Shares.

     3. For purposes of purchasing Class A Shares of each of the Funds at net asset value without a sales charge, the eligibility requirements for employer-sponsored qualified defined contribution retirement plans are as follows: the number of employees required to allow a plan to participate is 25 employees, and the initial purchase amount of an eligible plan is $500,000. Municipal bond funds are not a suitable investment for individuals investing through retirement plans.


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